UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07694

Morgan Stanley Emerging Markets Debt Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	December 31, 2013

Date of reporting period:	December 31, 2013

Item 1 - Report to Shareholders

Morgan Stanley Emerging Markets Debt Fund, Inc.

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

John H. Gernon

President and Principal
Executive Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2014 Morgan Stanley.

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley

Emerging Markets Debt Fund, Inc. NYSE: MSD

Annual Report

December 31, 2013

CEMSDANN
810462 EXP 2.28.15

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	26
Portfolio Management	27
Investment Policy	28
Dividend Reinvestment and Cash Purchase Plan	31
U.S. Privacy Policy	32
Director and Officer Information	36

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Letter to Stockholders (unaudited)

Performance

For the year ended December 31, 2013, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") had total returns of -7.84%, based on net asset value, and -12.27% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the "Index")*, which returned -6.58%. On December 31, 2013, the closing price of the Fund's shares on the New York Stock Exchange was $9.54, representing a 13.0% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Emerging markets (EM) came under significant pressure during the year as external debt spreads widened, domestic debt yields rose and EM currencies weakened versus the U.S. dollar. During the period, the U.S. Treasury 10-year yield rose by 127 basis points to 3.03% (as per Bloomberg data), due to positive U.S. economic data releases, the Federal Reserve's (Fed) optimistic growth outlook and signs of an improving labor market. This led to a widespread perception among investors that the Fed would begin "tapering" quantitative easing (QE) sooner than previously expected. This expectation was validated by the Federal Open Market Committee (FOMC) in December, as they announced their intention to reduce the size of asset purchases starting in January.

•  The generalized weakness in EM debt accrued mainly from positioning rather than a shift in fundamentals. Starting in late May, sustained outflows from the asset class weighed on prices and investor sentiment. For the last few years, investors had been increasing their exposure to EM debt due to the relatively higher economic growth rates of emerging markets versus developed markets, the strong balance sheets in emerging markets and the additional yield offered versus traditional "safe haven" assets. These attributes may have also attracted investors who are tactical in nature and wanted to participate in the "carry trade," a strategy that borrows in a lower yielding currency to invest in potentially higher yielding assets. For investors of this nature, a change in the pace of Fed accommodation was sufficient reason to reduce their exposure to emerging markets.

•  In addition to events in the developed world, concerns over China's declining growth rates weighed on countries that export to China, such as Chile, Indonesia and Brazil. Furthermore, idiosyncratic developments in countries such as Turkey, South Africa, Egypt, Ukraine and Brazil exacerbated the more complex global environment for emerging markets. In the case of Turkey, protests that began in late May stabilized during June, but damaged investor perception of the country, its institutions and the outlook for European Union (EU) membership. Also, in December an anti-corruption investigation targeting high-profile figures connected to Prime Minister Recep Tayyip Erdogan's government and a CEO of a state-run bank caused weakness in Turkish debt and currency. In addition, geopolitical tensions across the Middle East remained elevated throughout the year. In Brazil, demonstrations against bus fare hikes spread throughout the country, with protestors complaining about poor-quality services, rising inflation, and the excessive cost of the 2014 World Cup and the 2016 Olympics. In response, the Brazilian government cancelled the fare hikes and proposed a political reform. However, continued fiscal deterioration, persistent inflation and an increasing current account deficit led investors to believe that Brazil may soon be downgraded by the rating agencies. In South Africa, Fitch cut the country's foreign currency long-term rating to BBB from BBB+, citing weaker economic growth prospects

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Letter to Stockholders (unaudited) (cont'd)

with weaker mining production weighing on economic activity. In Ukraine, the government's refusal to sign an association agreement with the EU prompted street protests by opposition parties, which demanded the resignation of President Viktor Yanukovych and his cabinet, and called for early presidential and parliamentary elections. Lastly, demonstrators in Thailand demanded Prime Minister Yingluck Shinawatra's resignation.

•  However, there were positive developments in 2013 as well. Moody's upgraded the Philippines from Ba1 to Baa3 with a positive outlook on the back of robust economic performance, ongoing fiscal and debt consolidation, political stability and improved governance. In addition, an incipient growth recovery in the euro area boosted the growth outlook and improved the current account balances of Eastern European countries such as Poland, Hungary and the Czech Republic. Finally, in December, Mexico passed a landmark energy reform, allowing private investment in the energy sector, which could lead to higher growth and increased foreign direct investment. The passage of this legislation combined with improvements in the fiscal framework prompted S&P to raise Mexico's sovereign rating to BBB+.

•  Overweights to Ukraine, Brazil and Russia for much of the year detracted from Fund returns for the reporting period. Exposure to local markets in Turkey, Colombia, Peru and Russia in the first half of the year also hurt relative returns for the overall period. In addition, an underweight allocation to Argentina and Lebanon detracted from relative returns. Both countries' bonds performed well despite deteriorating macro-economic and political conditions. In Argentina, an opposition victory in a midterm election last October raised investors' hopes of a more market-friendly approach to economic policy in the future, whereas Lebanon spreads rallied on the back of financial aid from Saudi Arabia.

•  Conversely, the Fund benefited from maintaining an interest rate duration lower than the Index, which was managed with short positions in U.S. Treasury futures, and overweight exposure to Mexico. In addition, an off-Index position in Slovenia and an underweight allocation to Uruguay aided returns. Lastly, an overweight to quasi-sovereign bonds in Indonesia and selected corporate bonds in Peru and Mexico also contributed to relative returns.

Management Strategies

•  We continue to see a divergence in monetary policy between the U.S. and the rest of the developed world for the time being. We expect the Fed to gradually continue reducing the pace of monetary stimulus, amid an environment of improved growth and contained inflation pressures. Nonetheless, the Fed's dovish bias (or preference for low interest rates) will probably remain under the new forward guidance policy (that is, using communications to manage the market's expectations) and the expected leadership of Janet Yellen. On the other hand, in the eurozone and Japan, where the economic recovery remains fragile and inflation pressures are very subdued, we expect highly accommodative monetary conditions to remain for the near term.

•  In contrast with past episodes, we do not believe that an expected recovery in developed market economies will necessarily translate into a broad-based positive impact on EM asset prices. On the contrary, we expect differentiation between EM countries to deepen — those countries with current account deficits and low exposure to developed markets, overheating domestic demand and poor institutional frameworks are likely to diverge from those with contained macro imbalances and/or undergoing

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Letter to Stockholders (unaudited) (cont'd)

structural reforms. While EM demand-side stimulus may have been warranted in the wake of the 2008 global financial crisis, several countries have been unwilling or unable to reverse fiscal stimulus. Unfortunately, this situation is likely to persist in 2014. This is because within the group of countries exhibiting the largest imbalances (Brazil, South Africa, Turkey, India and Indonesia) most will hold general or local elections in 2014. Moreover, a further sell-off in developed market interest rates could exert added pressure on EM rates and currencies in 2014. In the presence of such external shocks, EM central banks are likely to allow their currencies to weaken as the main channel of adjustment. Such an environment calls for a selective investment approach coupled with active duration management.

Sincerely,

John H. Gernon
President and Principal Executive Officer  January 2014

*The J.P. Morgan Emerging Markets Bond Global ("EMBG") Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. It is not possible to invest directly in an index.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
FIXED INCOME SECURITIES (83.6%)
Brazil (6.2%)
Corporate Bonds (2.8%)
Banco Safra SA, 6.75%, 1/27/21	$690	$728
6.75%, 1/27/21 (a)	1,360	1,435
ESAL GmbH, 6.25%, 2/5/23	1,500	1,354
Odebrecht Finance Ltd., 5.13%, 6/26/22	3,750	3,679
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/22 (a)	699	717
		7,913
Sovereign (3.4%)
Banco Nacional de Desenvolvimento, Economico e Social, 5.50%, 7/12/20 (a)	1,960	2,009
5.50%, 7/12/20	800	820
Brazil Minas SPE via State of Minas Gerais, 5.33%, 2/15/28 (a)	5,790	5,399
Caixa Economica Federal, 3.50%, 11/7/22 (a)(b)	1,760	1,435
		9,663
		17,576
China (2.3%)
Sovereign (2.3%)
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23	6,520	6,435
Colombia (2.6%)
Corporate Bonds (1.0%)
Ecopetrol SA, 5.88%, 9/18/23	830	878
Pacific Rubiales Energy Corp., 5.38%, 1/26/19 (a)(b)	1,870	1,888
		2,766
	Face Amount (000)	Value (000)
Sovereign (1.6%)
Colombia Government International Bond, 4.38%, 7/12/21	$1,460	$1,507
7.38%, 3/18/19	390	471
11.75%, 2/25/20	1,815	2,614
		4,592
		7,358
Costa Rica (0.3%)
Sovereign (0.3%)
Costa Rica Government International Bond, 4.25%, 1/26/23 (a)	1,020	938
Croatia (1.3%)
Sovereign (1.3%)
Croatia Government International Bond, 5.50%, 4/4/23	730	714
6.00%, 1/26/24 (a)(b)	3,000	2,992
		3,706
Ecuador (0.1%)
Sovereign (0.1%)
Ecuador Government International Bond, 9.38%, 12/15/15	355	376
Hungary (2.1%)
Sovereign (2.1%)
Hungary Government International Bond, 5.75%, 11/22/23	4,710	4,757
6.38%, 3/29/21	1,050	1,131
		5,888
India (0.2%)
Corporate Bond (0.2%)
Vedanta Resources PLC, 7.13%, 5/31/23 (a)(b)	560	515
Indonesia (6.6%)
Sovereign (6.6%)
Indonesia Government International Bond, 6.88%, 1/17/18	320	360
7.75%, 1/17/38	630	714
11.63%, 3/4/19	430	577
11.63%, 3/4/19 (a)	2,169	2,912

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Indonesia (cont'd)
Sovereign (cont'd)
Majapahit Holding BV, 7.75%, 1/20/20	$7,190	$7,927
Pertamina Persero PT, 4.88%, 5/3/22	2,350	2,162
5.25%, 5/23/21	870	842
Perusahaan Listrik Negara PT, 5.50%, 11/22/21	3,470	3,357
		18,851
Ivory Coast (0.5%)
Sovereign (0.5%)
Ivory Coast Government International Bond, 5.75%, 12/31/32	1,620	1,458
Kazakhstan (4.8%)
Sovereign (4.8%)
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22 (a)	1,850	1,663
5.50%, 12/20/15	230	244
Intergas Finance BV, 6.38%, 5/14/17	700	756
KazAgro National Management Holding JSC, 4.63%, 5/24/23 (a)	1,950	1,798
KazMunayGas National Co., JSC, 5.75%, 4/30/43 (a)	2,760	2,391
6.38%, 4/9/21	1,510	1,646
6.38%, 4/9/21 (a)	2,430	2,649
9.13%, 7/2/18	2,180	2,651
		13,798
Lithuania (1.0%)
Sovereign (1.0%)
Lithuania Government International Bond, 6.63%, 2/1/22	2,470	2,893
Mexico (14.2%)
Corporate Bonds (3.2%)
Cemex SAB de CV, 6.50%, 12/10/19 (a)	1,310	1,356
7.25%, 1/15/21 (a)(b)	1,590	1,650
9.50%, 6/15/18	480	547
9.50%, 6/15/18 (a)(b)	1,300	1,482
	Face Amount (000)		Value (000)
Mexichem SAB de CV, 4.88%, 9/19/22		$1,500	$1,474
Tenedora Nemak SA de CV, 5.50%, 2/28/23 (a)(b)		1,090	1,071
5.50%, 2/28/23		1,500	1,474
			9,054
Sovereign (11.0%)
Mexican Bonos, 7.50%, 6/3/27	MXN	62,000	5,075
Mexico Government International Bond, 3.63%, 3/15/22 (b)		$4,000	4,010
6.05%, 1/11/40		1,760	1,923
6.75%, 9/27/34		4,674	5,539
Pemex Project Funding Master Trust, 6.63%, 6/15/38		1,750	1,811
8.63%, 12/1/23		1,990	2,443
Petroleos Mexicanos, 3.50%, 1/30/23		880	809
4.88%, 1/24/22		1,800	1,854
5.50%, 1/21/21		5,430	5,864
8.00%, 5/3/19 (b)		1,750	2,126
			31,454
			40,508
Panama (1.4%)
Sovereign (1.4%)
Panama Government International Bond, 5.20%, 1/30/20		2,060	2,253
7.13%, 1/29/26		1,140	1,377
8.88%, 9/30/27		263	352
			3,982
Peru (1.9%)
Corporate Bonds (0.8%)
Banco de Credito del Peru, 6.13%, 4/24/27 (a)(c)		1,600	1,604
Corp. Azucarera del Peru SA, 6.38%, 8/2/22 (a)(b)		710	635
			2,239
Sovereign (1.1%)
Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (a)		491	441

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Sovereign (cont'd)
Peruvian Government International Bond, 7.35%, 7/21/25	$2,040	$2,580
		3,021
		5,260
Philippines (4.3%)
Sovereign (4.3%)
Philippine Government International Bond, 4.00%, 1/15/21	6,756	7,026
8.38%, 6/17/19	1,491	1,909
9.50%, 2/2/30	2,200	3,300
		12,235
Poland (2.2%)
Sovereign (2.2%)
Poland Government International Bond, 3.00%, 3/17/23 (b)	6,350	5,798
5.00%, 3/23/22	470	503
		6,301
Romania (0.6%)
Sovereign (0.6%)
Romanian Government International Bond, 4.38%, 8/22/23 (a)	1,014	984
6.75%, 2/7/22	680	774
		1,758
Russia (11.6%)
Corporate Bond (0.9%)
OJSC Novolipetsk Steel via Steel Funding Ltd., 4.95%, 9/26/19	2,600	2,581
Sovereign (10.7%)
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 5/15/17	1,860	1,988
6.30%, 5/15/17 (a)	2,104	2,249
Russian Foreign Bond - Eurobond, 7.50%, 3/31/30	12,535	14,631
7.50%, 3/31/30 (a)	848	989
Russian Railways via RZD Capital PLC, 5.70%, 4/5/22	2,600	2,654
	Face Amount (000)	Value (000)
Vnesheconombank Via VEB Finance PLC, 5.94%, 11/21/23 (a)	$5,230	$5,243
6.90%, 7/9/20	2,376	2,628
		30,382
		32,963
Serbia (1.1%)
Sovereign (1.1%)
Republic of Serbia, 4.88%, 2/25/20	1,100	1,043
5.25%, 11/21/17 (a)(b)	1,150	1,159
5.88%, 12/3/18 (a)	1,000	1,022
		3,224
Slovenia (0.7%)
Sovereign (0.7%)
Slovenia Government International Bond, 5.85%, 5/10/23 (a)	1,970	2,009
South Africa (1.8%)
Sovereign (1.8%)
Eskom Holdings SOC Ltd., 5.75%, 1/26/21 (a)	3,556	3,556
5.75%, 1/26/21	770	770
Transnet SOC Ltd., 4.00%, 7/26/22 (a)(b)	970	859
		5,185
Sri Lanka (0.4%)
Sovereign (0.4%)
Sri Lanka Government International Bond, 5.88%, 7/25/22 (a)	490	463
6.25%, 10/4/20	100	99
6.25%, 10/4/20 (a)	650	647
		1,209
Turkey (4.7%)
Sovereign (4.7%)
Export Credit Bank of Turkey, 5.88%, 4/24/19 (a)(b)	2,850	2,894
Turkey Government International Bond, 3.25%, 3/23/23	3,830	3,169
5.63%, 3/30/21	7,250	7,315
		13,378

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Ukraine (0.9%)
Sovereign (0.9%)
Ukraine Government International Bond, 7.80%, 11/28/22	$2,650	$2,409
Uruguay (0.7%)
Sovereign (0.7%)
Uruguay Government International Bond, 4.50%, 8/14/24 (b)	2,070	2,075
Venezuela (9.1%)
Sovereign (9.1%)
Petroleos de Venezuela SA, 8.50%, 11/2/17	11,180	9,335
12.75%, 2/17/22 (b)	5,000	4,575
Venezuela Government International Bond, 6.00%, 12/9/20	1,340	900
9.25%, 9/15/27 (b)	13,920	10,837
11.75%, 10/21/26	380	327
		25,974
TOTAL FIXED INCOME SECURITIES (Cost $238,276)		238,262
	No. of Warrants
WARRANTS (0.2%)
Nigeria (0.1%)
Central Bank of Nigeria, expires 11/15/20 (c)(d)	2,250	405
Venezuela (0.1%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (c)(d)	5,450	137
TOTAL WARRANTS (Cost $—)		542
	Shares
SHORT-TERM INVESTMENTS (16.2%)
Securities held as Collateral on Loaned Securities (8.7%)
Investment Company (7.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F)	20,368,725	20,369
	Face Amount (000)	Value (000)
Repurchase Agreements (1.6%)
Barclays Capital, Inc., (0.01%, dated 12/31/13, due 1/2/14; proceeds $4,126; fully collateralized by a U.S. Government Obligation; 1.00% due 3/31/17; valued at $4,209)	$4,126	$4,126
BNP Paribas Securities Corp., (0.01%, dated 12/31/13, due 1/2/14; proceeds $359; fully collateralized by a U.S. Government Obligation; 3.63% due 2/15/21; valued at $366)	359	359
		4,485
TOTAL SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (Cost $24,854)		24,854
	Shares
Investment Company (7.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $21,318)	21,317,874	21,318
TOTAL SHORT-TERM INVESTMENTS (Cost $46,172)		46,172
TOTAL INVESTMENTS (100.0%) (Cost $284,448) (e) Including $25,424 of Securities held as Collateral on Loaned Securities		284,976
LIABILITIES IN EXCESS OF OTHER ASSETS		(30,626)
NET ASSETS		$254,350

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at December 31, 2013.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2013.

(d)  Security has been deemed illiquid at December 31, 2013.

(e)  Securities are available for collateral in connection with an open futures contracts.

OJSC  Open Joint Stock Company.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Portfolio of Investments (cont'd)

MXN — Mexican Peso

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (000)
Short:
U.S. Treasury 10 yr. Note	99	$(12,182)	Mar-14	$233

Portfolio Composition†

Classification	Percentage of Total Investments
Sovereign	82.0%
Corporate Bonds	9.6
Investment Company	8.2
Other*	0.2
Total Investments	100.0	%**

†  Percentages indicated are based upon total investments excluding Securities held as Collateral on Loaned Securities as of December 31, 2013.

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open short futures contracts with an underlying face amount of approximately $12,182,000 and total unrealized appreciation of approximately $233,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Financial Statements

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $242,761)	$243,289
Investment in Security of Affiliated Issuer, at Value (Cost $41,687)	41,687
Total Investments in Securities, at Value (Cost $284,448)	284,976
Foreign Currency, at Value (Cost $—@)	—	@
Cash	1,179
Interest Receivable	4,001
Receivable for Investments Sold	1,892
Receivable for Lehman Brothers Closed Reverse Repurchase Transactions	1,100
Receivable for Variation Margin on Futures Contracts	178
Receivable from Affiliate	1
Other Assets	4
Total Assets	293,331
Liabilities:
Collateral on Securities Loaned, at Value	25,986
Dividends Declared	10,663
Payable for Investments Purchased	2,057
Payable for Advisory Fees	220
Payable for Professional Fees	11
Payable for Administration Fees	7
Payable for Custodian Fees	6
Payable for Stockholder Servicing Agent Fees	2
Other Liabilities	29
Total Liabilities	38,981
Net Assets
Applicable to 23,177,256 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$254,350
Net Asset Value Per Share	$10.97
Net Assets Consist of:
Common Stock	$232
Paid-in-Capital	260,163
Accumulated Undistributed Net Investment Income	757
Accumulated Net Realized Loss	(7,590)
Unrealized Appreciation (Depreciation) on:
Investments	528
Futures Contracts	233
Foreign Currency Translations	27
Net Assets	$254,350
(1) Including:
Securities on Loan, at Value:	$25,424

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Financial Statements (cont'd)

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$16,407
Dividends from Securities of Unaffiliated Issuers	100
Income from Securities Loaned — Net	50
Dividends from Security of Affiliated Issuer (Note F)	6
Total Investment Income	16,563
Expenses:
Advisory Fees (Note B)	2,847
Administration Fees (Note C)	228
Professional Fees	155
Stockholder Reporting Expenses	56
Custodian Fees (Note D)	34
Stockholder Servicing Agent Fees	8
Directors' Fees and Expenses	7
Other Expenses	65
Expenses Before Non Operating Expenses	3,400
Interest Expense on Reverse Repurchase Agreements	52
Total Expenses	3,452
Waiver of Administration Fees (Note C)	(134)
Rebate from Morgan Stanley Affiliate (Note F)	(11)
Net Expenses	3,307
Net Investment Income	13,256
Realized Gain (Loss):
Investments Sold	1,388
Foreign Currency Forward Exchange Contracts	54
Foreign Currency Transactions	(13)
Futures Contracts	895
Net Realized Gain	2,324
Change in Unrealized Appreciation (Depreciation):
Investments	(43,515)
Foreign Currency Forward Exchange Contracts	(50)
Foreign Currency Translations	22
Futures Contracts	233
Net Change in Unrealized Appreciation (Depreciation)	(43,310)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(40,986)
Net Decrease in Net Assets Resulting from Operations	$(27,730)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Financial Statements (cont'd)

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$13,256	$13,664
Net Realized Gain	2,324	9,112
Net Change in Unrealized Appreciation (Depreciation)	(43,310)	28,525
Net Increase (Decrease) in Net Assets Resulting from Operations	(27,730)	51,301
Distributions from and/or in Excess of:
Net Investment Income	(14,059)	(14,202)
Net Realized Gain	(8,630)	(713)
Total Distributions	(22,689)	(14,915)
Capital Share Transactions:
Repurchase of Shares (492,280 and 0 shares)	(4,876)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(4,876)	—
Total Increase (Decrease)	(55,295)	36,386
Net Assets:
Beginning of Period	309,645	273,259
End of Period (Including Accumulated Undistributed Net Investment Income of $757 and $753)	$254,350	$309,645

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended December 31,
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$13.08	$11.54	$11.38	$11.19		$8.79
Net Investment Income†	0.56	0.58	0.61	0.74		0.76
Net Realized and Unrealized Gain (Loss)	(1.73)	1.59	0.21	0.42		2.27
Total from Investment Operations	(1.17)	2.17	0.82	1.16		3.03
Distributions from and/or in excess of:
Net Investment Income	(0.60)	(0.60)	(0.62)	(0.66)		(0.64)
Net Realized Gain	(0.37)	(0.03)	(0.04)	(0.31)		—
Total Distributions	(0.97)	(0.63)	(0.66)	(0.97)		(0.64)
Anti-Dilutive Effect of Share Repurchase Program	0.03	—	—	—		0.01
Net Asset Value, End of Period	$10.97	$13.08	$11.54	$11.38		$11.19
Per Share Market Value, End of Period	$9.54	$11.95	$10.41	$10.48		$10.08
TOTAL INVESTMENT RETURN:
Market Value	(12.27)%	21.04%	5.73%	13.58%		52.55%
Net Asset Value(1)	(7.84)%	19.51%	7.93%	11.00%		36.18%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$254,350	$309,645	$273,259	$269,397		$234,449
Ratio of Expenses to Average Net Assets(2)	1.16%+	1.13%+	1.14%+	1.19	%+	1.21	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.14%+	N/A	1.14%+	1.13	%+	1.13	%+
Ratio of Net Investment Income to Average Net Assets(2)	4.66%+	4.65%+	5.28%+	6.35	%+	7.54	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	85%	46%	46%	105%		83%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.21%	1.18%	1.19%	1.23	%+	1.26	%+
Ratio of Net Investment Income to Average Net Assets	4.61%	4.60%	5.23%	6.31	%+	7.49	%+

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Notes to Financial Statements

Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities of government and government-related issuers located in emerging countries, of entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers in or organized under the laws of emerging countries. To the extent that the Fund invests in derivative instruments that Morgan Stanley Investment Management Inc. (the "Adviser"), believes have economic characteristics similar to debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

(7) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

  Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation

Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$25,068	$—	$25,068
Sovereign	—	213,194	—	213,194
Total Fixed Income Securities	—	238,262	—	238,262
Warrants	—	542	—	542
Short-Term Investments
Investment Company	41,687	—	—	41,687
Repurchase Agreements	—	4,485	—	4,485
Total Short-Term Investments	41,687	4,485	—	46,172
Futures Contracts	233	—	—	233
Total Assets	$41,920	$243,289	$—	$285,209

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2013, the Fund did not have any investments transfer between investment levels.

3.  Reverse Repurchase Agreements: The Fund entered into reverse repurchase agreements with institutions that the Adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

  At December 31, 2013, the Fund did not have any outstanding reverse repurchase agreements.

  The weighted average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 2013 was approximately $7,621,000 at a weighted average weekly interest rate of 0.65%.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin	Interest Rate Risk	$233	(a)

  (a)This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
	Foreign Currency Forward
Currency Risk	Exchange Contracts	$54
Interest Rate Risk	Futures Contracts	895
Total		$949
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
	Foreign Currency Forward
Currency Risk	Exchange Contracts	$(50)
Interest Rate Risk	Futures Contracts	233
Total		$183

  For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$1,045,000
Futures Contracts:
Average monthly original value	$12,069,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

  Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

  The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$25,424	(a)	—	$(25,424	)(b)(c)	$0

  (a)Represents market value of loaned securities at period end.

  (b)The Fund received cash collateral of approximately $25,986,000, of which approximately $24,854,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of approximately $1,132,000, which is not reflected in the Portfolio of Investments.

  (c)The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement,

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the year ended December 31, 2013, approximately $134,000 of administration fees were waived pursuant to this arrangement. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$14,059	$8,630	$14,202	$713

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments for securities sold, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$807	$(807)	—

At December 31, 2013, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$764	—

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $289,443,000. The aggregate gross unrealized appreciation is approximately $7,418,000 and the aggregate gross unrealized depreciation is approximately $11,885,000 resulting in net unrealized depreciation of approximately $4,467,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2013, the Fund deferred to January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency And Specified Ordinary Losses (000)	Post-October Capital Losses (000)
—	$2,362

F.  Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $235,856,000 and $268,096,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $11,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$21,324	$211,753	$191,390	$6	$41,687

G.  Other: On October 8, 2007, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value per share ("NAV"). During the year ended December 31, 2013, the Fund repurchased 492,280 of its shares at an average discount of 13.42% from NAV. Since the inception of the program, the Fund has repurchased 1,595,646 of its shares at an average discount of 14.97% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

H.  Results of Annual Meeting of Stockholders (unaudited):  On June 24, 2013 an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Frank L. Bowman	20,462,588	822,393
James F. Higgins	20,391,142	893,839
Manuel H. Johnson	20,460,742	824,239

I.  Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2013.

The Fund designated and paid $8,630,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to stockholders for the preceding calendar year.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Emerging Markets Debt Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Debt Fund, Inc. at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Eric J. Baurmeister, and Federico L. Kaune, each a Managing Director of the Adviser.

Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in July 2002. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in August 2002.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Investment Policy (unaudited)

Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by use of currency contracts, the precise matching of currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Investment Policy (unaudited) (cont'd)

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

Loan Participation Notes. The Fund may invest in loan participation notes ("LPNs"), which are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as other debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position .A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Investment Policy (unaudited) (cont'd)

such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. The Fund may enter into OTC swap contracts or centrally cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Centrally cleared swap transactions may help reduce counterparty credit risk. In a centrally cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and centrally cleared swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3000, for investment in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1(800) 231-2608

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What If an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011)

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Emerging Markets Debt Fund, Inc.

December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

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Item 2.  Code of Ethics.

(a)                                 The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Trust/Fund’s Code of Ethics is attached hereto as Exhibit  12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2013

	Registrant			Covered Entities(1)
Audit Fees		$85,276		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,765	(3)	$7,772,493	(4)
All Other Fees	$			$101,000	(5)
Total Non-Audit Fees		$3,765		$7,873,493

Total	$	,89,041		$7,873,493

2012

	Registrant			Covered Entities(1)
Audit Fees		$88,700		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,380	(3)	$3,789,467	(4)
All Other Fees	$			$723,998	(5)
Total Non-Audit Fees		$3,380		$4,513,465

Total		$92,080		$4,513,465

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Morgan Stanley Emerging Markets Debt Fund, Inc.

FUND MANAGEMENT

The Fund is managed within the Emerging Markets Debt team.  The team consists of portfolio managers and analysts.  Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Eric J. Baurmeister and Federico L. Kaune, each a Managing Director of the Adviser.  Mr. Baurmeister has been associated with the Adviser in an investment management capacity since October 1997 and joined the team managing the Fund in July 2002.  Mr. Kaune has been associated with the Adviser in an investment management capacity since August 2002 and joined the team managing the Fund in August 2002.

The composition of the team may change without notice from time to time.

ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of December 31, 2013:

Mr. Baurmeister managed seven registered investment companies with a total of approximately $2.1 billion in assets; 11 pooled investment vehicles other than registered investment companies with approximately $1.9 billion in assets; and nine other accounts with a total of approximately $5.0 billion in assets.  Of these other accounts, one account with a total of approximately $259.4 million in assets had performance-based fees.

Mr. Kaune managed six registered investment companies with a total of approximately $2.0 billion in assets; 11 pooled investment vehicles other than registered investment companies with approximately $1.9 billion in assets; and nine other accounts with a total of approximately $5.0 billion in assets.  Of these other accounts, one account with a total of approximately $259.4 million in assets had performance-based fees.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio managers may have an incentive to favor these accounts over others.  If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Adviser have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation which is paid partially as a cash bonus and partially as mandatory deferred compensation.  Deferred compensation may be granted as deferred cash under the Adviser’s Investment Management Alignment Plan (“IMAP”), as an equity-based award or it may be granted under other plans as determined annually by Morgan Stanley’s Compensation, Management Development and Succession Committee subject to vesting and other conditions.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation.  In addition to base compensation, portfolio managers may receive discretionary year-end compensation.  Incentive compensation may include:

•                                          Cash Bonus.

•                                          Deferred Compensation:

•A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•IMAP is a mandatory program that defers a portion of incentive compensation and notionally invests it in designated funds advised by the Adviser or its affiliates.  The award is subject to vesting and other conditions.  Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

All deferred compensation awards are subject to clawback provisions where awards can be cancelled, in whole or in part, if any employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; constitutes a violation by the portfolio manager of Morgan Stanley’s Global Risk Management Principles, Policies and Standards; or constitutes violation of internal risk and control policies involving a subsequent loss.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•                                          Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•                                          The investment performance of the funds/accounts managed by the portfolio manager.

•                                          Contribution to the business objectives of the Adviser.

•                                          The dollar amount of assets managed by the portfolio manager.

•                                          Market compensation survey research by independent third parties.

•                                          Other qualitative factors, such as contributions to client objectives.

•                                          Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2013, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 2013	83,640		N/A	N/A
August 2013	153,330		N/A	N/A
September 2013	149,492		N/A	N/A
October 2014	7,286		N/A	N/A
November 2013	89,464		N/A	N/A
December 2013	9,086		N/A	N/A
Total	492,280	13.42	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Debt Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2014